UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 29, 2016

(Exact name of registrant as specified in its charter)

Delaware	0-10967	36-3161078
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

(630) 875-7450
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 29, 2016, First Midwest Bancorp, Inc. (“First Midwest”) completed the issuance and sale of $150,000,000 aggregate principal amount of its 5.875% Subordinated Notes due 2026 (the “Subordinated Notes”).  The Subordinated Notes were offered pursuant to the prospectus supplement dated September 22, 2016, constituting part of the Registration Statement on Form S-3 (No. 333-213587) (the “Registration Statement”) that became effective when filed with the Securities and Exchange Commission on September 12, 2016. First Midwest previously disclosed that it had entered into an underwriting agreement with Goldman, Sachs & Co. and Sandler O’Neill & Partners, L.P., as representatives of the several underwriters named in the underwriting agreement, relating to the offer and sale of the Subordinated Notes in an underwritten public offering.

The Subordinated Notes were issued under the Subordinated Notes Indenture, dated September 29, 2016, between First Midwest and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented by the First Supplemental Indenture, also dated September 29, 2016, between First Midwest and U.S. Bank, National Association, as trustee (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”).  The Subordinated Notes will bear interest at the rate of 5.875% per annum, with interest payable semiannually in arrears on March 29 and September 29 of each year, commencing March 29, 2017.  The Subordinated Notes will mature on September 29, 2026.  On or after August 29, 2026, First Midwest will have the option to redeem the Subordinated Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Subordinated Notes to be redeemed plus accrued interest.  First Midwest’s ability to exercise such redemption option is subject to the prior approval of the Board of Governors of the Federal Reserve System. Holders should not expect the Subordinated Notes to be redeemed prior to their scheduled maturity.

First Midwest’s obligation to make payments of principal and interest on the Subordinated Notes is subordinate and junior in right of payment to all of its “Senior Debt” (as defined in the Indenture).

This Current Report on Form 8-K also is being filed for the purpose of filing Exhibits 4.1, 4.2, 4.3 and 5.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated herein by reference into the Registration Statement.  The foregoing description of the Subordinated Notes is qualified in its entirety by reference to the Base Indenture, First Supplemental Indenture and Form of Subordinated Notes filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

4.1                               Subordinated Notes Indenture, dated September 29, 2016, between First Midwest Bancorp, Inc. and U.S. Bank National Association, as trustee.

4.2                               First Supplemental Indenture, dated September 29, 2016, to the Subordinated Notes Indenture, between First Midwest Bancorp, Inc. and U.S. Bank National Association, as trustee.

4.3                               Form of 5.875% Subordinated Notes due 2026.

5.1                               Opinion of Sullivan & Cromwell LLP.

23.1                        Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	September 29, 2016	/s/ Nicholas J. Chulos
By: Nicholas J. Chulos
Executive Vice President, Corporate Secretary,
and General Counsel